                                                                 EXHIBIT 10.14

                            Docent, Incorporated
                     Master License and Services Agreement

This Master License and Services Agreement (the "Agreement") is made by and between Docent, Incorporated, a Delaware corporation having a place of business at 2444 Charleston Road, Mountain View, CA 94043-1622 ("DI") and

Name:     Qwest Communications            ("Customer")
          --------------------------------
Address:  555 17th Street, 7th Floor
          --------------------------------
          Denver, CO 80202
          --------------------------------
          (303) 992-2699
          --------------------------------

Effective Date of Agreement:  June 26, 2000.
                              -------------

Licensed Software:

Docent Enterprise 4.51 Internal Use Only License
Number of Named Users: 15,000 ##### Licenses to be used internally by all Qwest Employees
Total Software License Fee:  $#####.
                             -

Pricing for any additional users ##### will be negotiated.

Docent Enterprise 4.5.1 Payment Schedule
See Exhibit B.

Professional Services:
Not Applicable.


Hosting Services:
Customer hereby purchases Web Hosting Services for a six (6) month period commencing on the Effective Date. The current fees for such Hosting Services are $#####.
    -

Maintenance Services:
Customer hereby purchases annual Maintenance Services for the Software licensed pursuant to this Agreement for the one (1) year period commencing on the
                                   --------
Effective Date.  The current annual fee for such Maintenance Services is
$#####.
-     -


This Agreement, any Exhibits, any purchase order placed pursuant hereto, any Statements of Work which reference this Agreement, and any Schedules referenced in this Agreement constitute the entire agreement between the parties concerning Customer's use of the Software or DI's provision of Services. Purchase orders are effective only with respect to the quantity, price, timing and place of delivery, and are not permitted to modify or vary the terms of this Agreement. This Agreement may be modified only by written agreement, other than by purchase order, signed by an authorized representative of Customer and a corporate officer of DI. This Agreement replaces and supersedes any prior verbal understandings, written communications or representations.


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

Customer                          Docent, Incorporated


#####                             By:
--------------------------------      --------------------------------
        Authorized Signature                 Authorized Signature

#####                             By:
--------------------------------      --------------------------------
        Printed Name/Title                   Printed Name/Title



Attachments:
Exhibit A -- Terms and Conditions
Exhibit B -- Payment Schedule
Exhibit C -- Not Applicable
Exhibit D -- Hosting Services Schedule
Exhibit E -- Maintenance Services Schedule


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                                  EXHIBIT A

                              TERMS AND CONDITIONS

1.      Definitions

        (a) "Administrators" means employees designated by Customer to use the Software in Executable Code to design and create content and assessments and to enable the content and assessments to be utilized on web sites permitted under this Agreement.

        (b) "Customer Content" means the course and assessment content developed by or on behalf of Customer and used with the Software.

        (c) "Customer Web Site" means a web site hosted by or for Customer, including, but not limited to, a web site hosted for Customer by DI if Customer elects to purchase the Hosting Services offered by DI.

        (d) "Deliverables" means any work product delivered to Customer pursuant to a SOW, including any software developed for Customer pursuant to SOW ("Developed Software Code").

        (e) "Customer Confidential Information" means any information disclosed by Customer to DI #####. Customer Confidential Information shall not include any information that (1) was independently developed by employees, contractors or agents of DI without any use of the Customer Confidential Information, (2) becomes known to DI from a source other than Customer without breach of this Agreement, (3) was in the public domain at the time it was disclosed or has come into the public domain through no act or omission of DI, or (4) was known to DI, without restriction, at the time of disclosure.

        (f) "Developed Software Code" means any software code developed by DI pursuant to a SOW.

        (g) "Documentation" means the standard documentation provided by DI to its Customers and their Users in connection with their use of the Software, including, but not limited to, program procedures and descriptions (but excluding descriptions of Source Code and build procedures for Executable
Code), procedures for permitted maintenance and modification, testing data and similar written material relating to the design, structure and implementation of the Software, as well as help files and User documentation to allow individual Users to use the Software.

        (h) "End User" means individual users of the Software who access Customer's courses throu2h the Customer Web Site solely in connection with Customer's own internal training programs.

        (i) "External User" means individual users of the Software who access Customer's courses through Customer Web Site in connection with Customer's commercial educational course content and assessments offered for a fee to third parties.

        (j) "Executable Code" means the fully compiled version of a Software program that can be executed by a computer and used by an End User without further compilation.

        (k) "Hosting Services" means the Web Hosting services offered by DI pursuant to its Hosting Services Schedule in effect at the time Customer purchases the Hosting Services pursuant to this Agreement.

        (l) "Maintenance Services" means the Software maintenance and technical support services offered by DI pursuant to its Maintenance Services
Schedule in effect at the time Customer purchases the Maintenance Services pursuant to this Agreement.

        (m) "Professional Services" means services performed by DI pursuant to an SOW.

        (n) "Services" means Maintenance Services, Professional Services and Hosting Services if purchased by Customer pursuant to this Agreement.

        (o) "Software" means the program code (in both Source Code and Executable Code form), any Updates and Upgrades thereto delivered pursuant to any Maintenance Services, and any related Documentation for such Software. Software shall not include Developed Software Code.

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        (p)  "Source Code" means the human-readable source code version of the
Software and all corresponding source documentation, including API specifications, flow diagrams, release notes and build procedures.

        (q) "SOW" or "Statement of Work" means a statement of work signed by both parties to the Agreement pursuant to which DI agrees to perform specified services and deliver specified Deliverables to Customer.

        (r) "Updates" means any bug fixes, patches. or other revisions or changes to or modifications of the Software that are made generally available to Docent's Customers at no additional charge as a part of Maintenance Services, which would typically be designated by a change in the version number to the right of the first decimal point, and does not include Upgrades.

        (s) "Upgrades" means any new releases of, or revisions or modifications to, the Software which would typically be designated by a change in the version number to the left of the first decimal point, such as those that provide additional features, require additional hardware or perform additional functions not provided or performed by the Software previously licensed to Customer; provided, that such Upgrades are made generally available to Docent's Customers at no additional charge as a part of Maintenance Services.

        (t)  "Users" means End Users and External Users, as applicable.

2. Delivery and Acceptance. DI will ship Customer a master copy of each Software program licensed by Customer pursuant to this Agreement (each, a "Master Copy") #####. FOB Destination, Customer. Customer's sole and exclusive remedy for rejection of a Master Copy shall be to return the defective Master Copy and receive a new non-defective Master Copy.

3.       License Grants

        (a) Royalty-Based License. Subject to the restrictions in this Agreement, DI under a Royalty-Based License grants to Customer a #####, license (i) to permit its Administrators to use the Software, in Executable Code form only, to design, create and display course content and assessments,
(ii) to publish such course content and assessments on Customer Web Site for use by End Users and External Users, (iii) to use the Software for its or other Users' training purposes, and (iv) to permit its End Users and External Users to access and use the Software solely for its or their training programs.

        (b) Internal Use Only License. Subject to the restrictions in this Agreement, DI under an Internal Use Only License grants to Customer's existing entities a ##### license (i) to use the Software, in Executable Code form only, for the number of named End Users for which Customer's existing entities have purchased Licenses. (ii) to permit its Administrators to design, create and display course content and assessments, (ill) to publish such course content and assessments on Customer Web Site for use by Customer's existing entities End Users, (iv) to use the Software for its existing entities internal training purposes, and (v) to permit its End Users to access and use the Software solely for its existing entities internal training programs.

4. License Restrictions. Customer must limit use of the Software either to the number of Users for whom Customer has paid the required license fees under a Internal Use Only License for their existing entities or to the type and the description of the Users as specified under the Royalty-Based License. Subject to the restrictions contained in this Agreement, such Users may use the Software on an unlimited number of computers and servers, and such computers and servers may be linked electronically and capable of sharing the use of the Software. Provided that Customer reproduces all copyright and other proprietary notices, Customer may make (i) copies of the Executable Code only as minimally necessary to run the software as under the Royalty-Based License and/or Internal Use Only License acquired hereunder plus one additional copy for archival purposes and (ii) copies of the Documentation only as reasonably necessary to administer the operation of the Executable Code under the licenses granted hereunder. Customer agrees not to do, #####: (a) copy the Software or the Documentation, except as described in this Agreement; (b) translate the Software or the Documentation; (c) merge the Software with another program or modify the Software or the Documentation, except as described in the Documentation; (d) reverse-engineer, disassemble, de-compile, or make any attempt to discover the source code of the Software except as otherwise specifically permitted under applicable law; (e) sublicense, rent, or lease any portion of the

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

Software; or (f) use the Software for any purposes other than those set forth in Section 3.

5.      Fees.

        (a) Royalty-Based License Fee. If Customer has selected a Royalty-Based License. Customer will pay license fees to DI in accordance with the Royalty Schedule attached as Exhibit B set forth in this Agreement. Such payment shall be invoiced monthly, and shall be accompanied by a usage report in a form specified by DI.

        (b) Internal Use Only License. If Customer has selected an Internal Use Only License, Customer will pay license fees to DI in accordance with DI's then-current price list for the number of named End Users for which Customer has purchased a license. Such payment shall be due upon execution of the Agreement.

        (c) Fees for Maintenance Services. DI's current annual fee for Maintenance Services is set forth on the first page of this Agreement and is due and payable on the Effective Date. On each anniversary date of the Effective Date, Customer may renew the Maintenance Services by payment of $##### for Maintenance Services.

        (d) Fees for Hosting Services. DI's current fees for Hosting Services are set forth on the first page of this Agreement. Such fees shall be due net
#####.

        (e)

        (f)  Taxes. #####.

        (g)  Audit. #####.


6. Ownership. DI retains all right, title and interest in the Software and Developed Software Code. Such Software is protected by United States and international copyright laws and international treaty provisions. DI reserves all rights not expressly granted to Customer in this Agreement, and the license granted to Customer herein shall in no event be construed as conferring a license to, or rights in, any DI patent. DI agrees that it will not assert any of its fights under such patents against Customer or its Users based upon exercise by Customer of the licenses granted to Customer in this Agreement.

7. Hosting Services. Customer may purchase Hosting Services at DI's then-current rate for such services. Customer represents and warrants that the Customer Content on any web site hosted by DI shall not (i) infringe any copyright or trademark, (ii) misappropriate any trade secret, (iii) infringe any U.S. patent, (iv) be deceptive, defamatory, obscene, pornographic or unlawful, (v) contain any viruses, worms, or other malicious computer programming codes intended to damage a user's system or data or (vi) otherwise violate the rights of a third party. If Customer purchases Hosting Services from DI, Customer thereby grants DI a ##### license to use the Customer
Content as necessary for purposes of hosting Customer Web Site. DI does not and cannot warrant or guarantee that hackers cannot penetrate its hosting services and Customer acknowledges and accepts the risk that damage can possibly result therefrom.

8. Maintenance Services. Customer may purchase Maintenance Services for Software at DI's established rate in Exhibit B. Maintenance Services for Developed Software Code provided under this Agreement shall only be provided if expressly set forth in the applicable SOW.

9. Professional Services. DI shall exercise commercially reasonable efforts to provide the Professional Services and the Deliverables, including any Developed Software Code, described in any SOW, which may be entered into by the parties during the term of this Agreement.

        (a) Change Request Procedures. The party requesting a change to an SOW shall submit a written Change Request (the "CR") to the other party. If the requesting party is Customer, then DI will respond within ten (10) business days of receipt of the CR, outlining the impact of the requested change on the SOW and any other conditions upon which DI's willingness to accept the CR may depend (the "CR Response"). If the requesting party is DI, the CR

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

will identify such changes on the SOW as proposed by DI. Customer shall accept, reject or propose modifications to each such DI CR or CR Response within ten (10) business days of receipt. Additional modifications proposed by Customer as part of such response will be handled in the same manner as a Customer CR. An authorized representative of each party must sign each acceptance of a CR or CR Response before it becomes effective as a modification to the applicable SOW.

        (b) Customer's Duties. Customer shall, in a timely manner #####, give DI access to all technical data, computer facilities, programs, files, documentation, test data, sample output, or other information and resources that are required for the performance of the Professional Services. When Professional Services are performed on site at Customer's facilities, Customer shall provide, #####, such office space, services and equipment as DI may require to complete the Professional Services. Any other duties of Customer shall be set forth in the applicable SOW.

        (c) Property Rights. Except as otherwise provided in an SOW, all Deliverables and all intellectual property rights related thereto will be the sole and exclusive property of DI. Upon payment in full of the amounts due hereunder, DI grants to Customer a fully paid, ##### license, without the right of sublicense, to use the Deliverables for the scope and purposes under the applicable Royalty-Based License and/or Internal Use Only License, for which Deliverables was intended. DI agrees that it will not license or deliver to any third person or entity any Deliverables containing any Customer Confidential Information.

        (d) Customer Confidential. DI agrees that it shall treat as confidential all Customer Confidential Information, shall not use such Customer Confidential Information except for the purposes of this Agreement and shall not disclose Customer Confidential Information to any third party without Customer's prior written consent. DI agrees to return any Customer Confidential Information to Customer at Customer's request upon termination of this Agreement.

10.     Term and Termination.

        (a) Term. The term of this Agreement shall commence on the Effective Date and continue for a period of three (3) years unless terminated as set forth in Section 10(b). The term of each license shall commence at such time as Customer receives from Docent the Master Copy of such Software and shall continue unless terminated as set forth in Section 10(b).

        (b) Termination. DI may terminate this Agreement, and the licenses granted hereunder, effective immediately upon written notice to Customer, if Customer breaches any provision of this license and does not cure such breach within thirty (30) days after receiving written notice thereof from DI. Customer may terminate this Agreement, effective immediately upon written notice to DI, if DI breaches any provision of this Agreement and does not cure such breach within thirty (30) days after receiving written notice thereof from Customer.

        (c) Effect of Termination. Upon termination of this Agreement for any reason, any amounts owed to DI under this Agreement before such termination will be immediately due and payable, all licenses granted hereunder will immediately cease and Customer must promptly discontinue all use of the Software, destroy all copies of the Software in its possession and certify in writing to DI that it has complied with the above.

11.     Limited Warranty.

        (a) Software. For a period of ##### from delivery of the Master Copy of each Software program (the "Warranty Period"), the Software will perform substantially in accordance with its associated Documentation. If Customer reports a reproducible failure of the Software to perform substantially in accordance with its associated Documentation during the Warranty Period, Customer's sole and exclusive remedy for breach of this warranty shall be that DI will either provide Customer with a workaround or make the Software conform to such Documentation, #####, will refund the license fee which Customer paid for the non-conforming Software upon Customer's certification that it has destroyed all copies, and ceased all use, of the non-conforming Software. Any replacement Software will be warranted for the remainder of the original ##### warranty period or for ##### days from the date Customer receives the replacement, whichever is longer. This warranty is void if failure of the Software is due to modification, abuse, misapplication or accident.

        (b) Professional Services. DI warrants that the Professional Services will be performed in a professional, workmanlike and skillful

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manner. If Customer reports a breach of this warranty within #####) days after performance of the defective Professional Services, Customer's sole and exclusive remedy shall be to require DI to reperform the defective Professional Services.

        (c) No Warranty for Third Party Products. DI does not warrant third party products provided hereunder. Any third party warranties shall, to the extent permissible, be passed through to Customer.

12. Disclaimer of Warranty. DI DISCLAIMS, ON BEHALF OF ITSELF AND ITS SUPPLIERS, ALL EXPRESS, IMPLIED OR STATUTORY WARRANTIES RELATED TO THE SOFTWARE AND SERVICES, EXCEPT AS SET FORTH IN SECTION 11, INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE AND NONINFRINGEMENT.

13.     Indemnity.

        (a) DI Indemnity. DI shall indemnify and hold Customer harmless from and will defend against any third party claims that the Software infringes any copyright, misappropriates any trade secret, or infringes any U.S. patent; provided, Customer (i) gives DI prompt notice of any actual or threatened claim of such infringement or misappropriation, (ii) gives control of the defense of such claims to DI, and (iii) cooperates fully, at DI's expense, with DI and its counsel in the defense or settlement of such claims. DI's obligation shall not extend to a claim based on any alleged infringement arising from (a) additions, changes or modifications to the Software by or on behalf of Customer, (b) any incorporation of the Software or any component thereof into any other product or process, (c) any use by Customer or its Users of any Software subsequent to availability to Customer of a noninfringing Update, Upgrade or otherwise superseding version of such Software, or (d) use of the Software other than as permitted by this Agreement.

        (b) Customer Indemnity. Customer shall defend, indemnify and hold DI harmless from and will defend against any third party claims, arising from or in connection with the Customer Content, including, but not limited to, claims that the Customer Content (1) infringes any copyright or trademark, (2) misappropriates any trade secret or (3) infringes any U.S. patent, (4) is deceptive, defamatory, obscene, pornographic or unlawful, (5) contains any viruses, worms or other malicious computer programming codes intended to damage a user's system or data, or (6) otherwise violates the rights of any third party; provided, that DI (i) gives Customer prompt notice of any actual or threatened claim of such infringement or misappropriation, (ii) gives control of the defense of such claims to Customer, and (iii) cooperates fully, at Customer's expense, with Customer and its counsel in the defense or settlement of such claims.

14. Limited Liability. In no event shall either party be liable for any consequential, incidental, or special damages whatsoever (including without limitation, damages for loss of profits, business interruption, loss of information, or other pecuniary loss) except #####.

15. Dispute Resolution Procedure. In the event of any dispute arising out of or related to this Agreement (a "Dispute") and prior to invoking any termination remedy or initiating litigation, the following resolution procedure must be followed. The party invoking the dispute resolution procedure will provide the other party with a written notice detailing the nature of the Dispute (a "Dispute Notice"). Each party shall select a relationship manager with authority to resolve the Dispute, and the relationship managers shall meet within ten (10) days from receipt of the Dispute Notice. In the event that the relationship managers are unable to resolve the Dispute within ten (10) days from their first meeting, an officer of each party shall meet within five (5) days thereafter to discuss and look toward a mutually satisfactory resolution of the Dispute. In the event that the officers are unable to resolve the Dispute within ten (10) days from their first meeting, the parties will submit the Dispute to non-binding mediation in accordance with the rules of the American Arbitration Association. At each stage in the escalation process, the parties agree that they will consider all good faith and reasonable solutions and exercise all reasonable efforts to resolve the Dispute.

16. No Advertising or Publicity. Neither party shall use the other party's names, marks, codes, drawings, or specifications in any advertising, promotional efforts, or publicity of any kind without prior written permission of the other party.

17. Export. Customer may not, nor will it permit third parties to, download or otherwise export

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                                      5
or re-export the Software except in full compliance with all applicable laws and regulations.

18. U.S. Government End Users. The Software is a "commercial item," as that term is defined at 48 C.F.R. 2.101 (OCT 1995), consisting of "commercial computer software" and "commercial computer software documentation," as such terms are used in 48 C.F.R. 12.212 (SEPT 1995) and is provided to the U.S. Government only as a commercial end item. Consistent with 48 C.F.R. 12.212 and 48 C.F.R. 227.7202-1 through 227.7202-4 (JUNE 1995), all U.S. Government End
Users acquire the Software with only those rights set forth herein.

19.     Benchmark Tests. #####.

20. Sole Copies of Customer Materials. Customer represents and warrants that it shall keep and maintain its own copy of all materials, content, data and information that are provided to DI. DI shall not be responsible for the safekeeping of any "sole" copy of such materials, content, data or information.

21. Notices. All notices under this Agreement shall be in writing, shall be by personal delivery, facsimile transmission, commercial courier or by certified or registered mail, and shall be deemed given upon personal delivery, delivery by commercial courier, five (5) days after deposit in the mail, or upon acknowledgement of receipt of electronic transmission. Notices to DI and to Customer shall be sent to the address set forth at the beginning of this Agreement or such other address as either party may specify in writing.

22. Force Majeure. Any delay in the performance of any duties or obligations of either party (except the payment of money owed) will not be considered a breach of this Agreement if such delay is caused by a labor dispute; shortage of materials; fire; earthquake; flood; or any other event beyond the control of such party, provided that such party uses reasonable efforts, under the circumstances, to notify the other party of the circumstances causing the delay and to resume performance as soon as possible.

23. General. Nothing in this Agreement shall be construed as creating any agency, partnership or other form of joint enterprise between the parties. DI may subcontract its duties to a third party; provided, that DI remains responsible for the third party's actions. This Agreement is governed and interpreted in accordance with the laws of the State of California, excluding its conflict of law rules. The United Nations Convention on Contracts for the International Sale of Goods is expressly disclaimed. If any provision of this Agreement shall be deemed invalid by a court of competent jurisdiction, then that provision shall be deemed modified to the minimum extent necessary to make it enforceable and the validity of the remaining provisions of this Agreement shall not be affected. This Agreement may not be assigned by either party without the other's prior written consent, and any such attempted assignment shall be void and of no effect; provided, however, that either party may assign this Agreement to any successor by merger, consolidation or sale of all or substantially all of its assets without the consent of the other party so long as (i) the assigning parry gives written notice to the non-assigning party of such assignment and (ii) any such assignment by Customer is not to a direct competitor of Dl. This Agreement will be binding upon the successors and permitted assigns of the parties and the name of a parry appearing herein will be deemed to include the names of such party's successor's and permitted assigns to the extent necessary to carry out the intent of this Agreement.

24. Acknowledgement. Customer acknowledges that Docent incorporates compression code from the Info-ZIP group. There are no extra charges or costs to Customer associated with the use of this code, and the original compression sources are freely available on the Internet from
http://www.cdrom.com/pub/infozip/ and ftp://ftp.cdrom.com/pub/infozip/.
---------------------------------     --------------------------------

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                                   EXHIBIT B

                                PAYMENT SCHEDULE

Product and Services fees are as follows:

 .   15,000 Internal Base License Users                           $#####

    Maintenance                                                  $#####

 .   Hosting Set-up                                               $#####

 .   Hosting (6 months @ ##### per month)                         $#####

                       TOTAL                                     $#####

Payment One shall be as follows upon execution of Master License Agreement:

     $##### of which:

          $#####

          $#####

Payment Two shall be due on or before November 1, 2000

     $#####

Hosting will be paid as follows:

$#####

$#####



#####


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                                   EXHIBIT D

                           HOSTING SERVICES SCHEDULE

Docent provides flexible programs for application hosting on our web servers that will allow our customer to concentrate on core business issues without being distracted by technology and implementation. Additionally, our solution dramatically shortens the time to deliver courses by leveraging our knowledge of Docent products and the best way to deliver them.

We will host your online learning system in a shared environment on one or more servers, located in one or many geographic locations, providing your users with fast access to online coursework. The following list details the services and products provided as part of our offering to the customer.

General

Docent reserves the right to change existing practices, conventions or operating procedures as expansion and new technology deem necessary. Docent assumes no responsibility for delays or problems that result from third party vendors and/or local or long distance telephone carriers.

Maintenance

Docent will use commercially reasonable efforts to make the system available 7x24 (seven days per week; 24 hours per day) except for regularly scheduled maintenance. Docent reserves the right to perform regularly scheduled maintenance at regularly scheduled times. This maintenance may prevent Docent from being accessed or used during this time period. Maintenance outside of this schedule will be announced 24 hours in advance to the Use Administrator via email.

        Software

Software needed to operate a Docent on-line learning site is provided and includes the following. Special customer requests for software not listed can be addressed as additional scope.

 .    Operating system for all servers - #####
 .    Database software for all servers - #####
 .    #####
 .    ##### and ##### server software (#####)
 .    ##### (unlimited use) for ##### (#####)
 .    Standard ##### (#####)

Operations Management

Docent provides professional system administration to insure high availability and to deliver the following services;

 .    24 X 7 availability to end users (excepting scheduled system maintenance)
 .    2nd level support 8 X 5 to Customer staff
 .    #####
 .    Maintenance ##### as needed
 .    ##### to insure integrity, performance and availability
 .    ##### to insure customer satisfaction and predict system growth
 .    #####


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        Data Center Environment

Docent utilizes #####) to assure a consistently high level of connectivity and security. The following list is a sample of the benefits and features provided
#####.

 .    #####
 .    #####
 .    #####
 .    #####
 .    #####
 .    #####
 .    #####
 .    #####
 .    #####
 .    #####
 .    #####


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                                   EXHIBIT E

                         MAINTENANCE SERVICES SCHEDULE

General: Docent reserves the right to change existing practices, conventions or operating procedures as expansion and new technology deem necessary. Docent Systems assumes no responsibility for delays or problems that result from third party vendors and/or local or long distance telephone carriers.

Software Supported: #####.

Support Hours: Docent technical support business hours are 7 a.m. to 6 p.m., Monday through Friday, Pacific Time. Technical support is closed on all scheduled Docent holidays (generally consistent with all United States federal holidays). Technical support may also be closed because of unforeseen emergencies (e.g., weather conditions, power outages, etc.). In the event of such emergencies, diligent efforts will be made to modify the outgoing voice mail announcement on the telephone support line to provide reason for closure.

Voicemail: Voice mail is used as a backup when technical support representatives are assisting other subscribers or are otherwise not available. Docent will use commercially reasonable efforts to return all voicemails no later than eight (8) business hours after the receipt of the call during normal Support hours. From the nature of the call and problems described, the Docent technical support representative, in his or her discretion, will determine the appropriate level of support.

Email: Docent will use commercially reasonable efforts to provide an answer to emails sent to ##### no later than eight (8) business hours after the receipt of the email during normal Support hours.

First Level Support: First Level support is the responsibility of the customer and is also provided via the online help and FAQ documents. First Level support is also provided by the customer's IT organization and includes answering general service questions.

Two representatives of the customer will be designated as contacts to Docent and may source Docent's internal knowledge base, product documentation, and Docent's Second level support representatives. If the issue cannot be answered by the First Level support representatives, it will then be escalated by these representatives to Docent's Second Level support desk.

Second Level Support: Second Level support consists of Docent support representatives. These individuals will make every reasonable attempt to answer the problem during the same business day, if possible. If the issue has been investigated by Second Level Support for more than one business hours and it has not been resolved, Second Level support will escalate the issue following the escalation procedures described below. Customer will be notified by email or telephone and informed of the estimated time of resolution. Follow-up messages are sent as deemed necessary to ensure Subscriber is properly informed.


##### CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION

Escalation Procedures:

 .    #####.
 .    #####.
 .    #####.
 .    #####.

2. Customer Support Severity Levels

        .    Severity 1
             #####.

        .    Severity 2
             #####.

        .    Severity 3
             #####.

        .    Severity 4
             #####.


##### CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION

                                       5